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STOCK OPTION AGREEMENT made as of the 28th day of July, 1995 between
COMPUFLIGHT, INC., a Delaware corporation (the "Company"), and DENIS L. METHERELL (the "Optionee").

          WHEREAS, the Optionee is an employee and Director of the Company or a subsidiary thereof;

          WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

          NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee the right and option to purchase shares of Common Stock of the Company under and pursuant to the terms and conditions of the Company's 1995 Stock Option Plan (the "Plan") and upon the following terms and conditions:

          1. GRANT OF OPTION. Subject to stockholder approval of the Plan in accordance with the provisions thereof (including, without limitation, approval of a Certificate of Amendment to the Certificate of Incorporation of the Company providing for an increase in the number of shares of Common Stock authorized to be issued by the Company) ("Stockholder Approval"), the Company hereby grants to the Optionee the right and option (the "Option") to purchase up to one hundred thousand (100,000) shares of Common Stock of the Company (the "Option Shares") during the period commencing upon Stockholder Approval and terminating at 5:00 P.M., New York City time, five (5) years from the date hereof (the "Expiration Date").

          2. NATURE OF OPTION. The Option is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

          3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be sixty two and one-half cents ($.625) (the "Option Price").

          4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. Subject to the provisions of the Plan, as soon as practicable after the receipt of notice of exercise and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby.

          5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.


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          6.   TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.  In the event the
Option becomes exercisable, it shall remain exercisable until the Expiration Date notwithstanding any subsequent termination of the Optionee's employment or directorship with the Company or any subsidiary for any reason whatsoever.

          7. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

          8. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 99 Seaview Boulevard, Port Washington, New York 11050, Attention: Chairman of the Board and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

          9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          10. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   COMPUFLIGHT, INC.

                                   By:_____________________________

                                   OPTIONEE:

                                   ________________________________
                                   Signature of Optionee

                                   Denis L. Metherell
                                   --------------------------------
                                   Name of Optionee

                                   ________________________________
                                   Address of Optionee